Tenneco Energy
   1010 Milam Street
   PO Box 2511
   Houston, Texas 77252 2511

   Tel 713 757 2131

                                                                     TENNECO
                                                                       ENERGY

   November 21, 1996



   CONNECTICUT NATURAL GAS CORPORATION
   100 Columbus Boulevard
   P.O. Box 1500
   Hartford, CT 06144-1500

   Attention:  John Rudiak
               Director, Energy Procurement

   Dear John:

   Re:   Gas Transportation Agreement
         Between Tennessee Gas Pipeline and
         Connecticut Natural Gas Corporation
         Dated June 1, 1995
         Service Package 10781

   TENNESSEE GAS PIPELINE COMPANY and CONNECTICUT NATURAL GAS CORPORATION hereby agree to extend the term of the referenced contract for an additional two (2) years, until May 31, 2002. By this Letter Agreement,
   Article XII, Section 12.1 of the referenced agreement shall state:

         "This Agreement shall be effective as of the 1st day of June, 1995, and shall remain in force and effect until the 31st day of May, 2002, ("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body."

   Except as stated herein, the remaining language under terms of the contract and provisions of the referenced agreement will remain in full force and effect as written.

   CONNECTICUT NATURAL GAS CORPORATION
   Service Package No. 10781
   November 21, 1996
   Page 2


   If the foregoing is in accordance with your understanding of the Agreement, please indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

   If you have any questions, please do not hesitate to contact me at
   (713)757-2828.

                                       Sincerely,

                                       S/ Alan D. Cook
                                       Alan D. Cook
                                       Customer Service Manager

   ADC/egg

   ACCEPTED AND AGREED TO this 2nd day
   of December, 1996.

   CONNECTICUT NATURAL GAS CORPORATION

   BY:  Edna M. Karanian
        ------------------------------
   TITLE:  VP
           ---------------------------

   ACCEPTED AND AGREED TO this 20th day
   of June, 1997.

   TENNESSEE GAS PIPELINE COMPANY

   BY:  J. P. Dickens
      ---------------------------------
        Agent and Attorney-in-fact